FIRST AMENDMENT TO
      FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT


     This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Agreement") is entered into as of the 13th day of June, 1996, by and among AMRESCO, INC., a Delaware corporation ("AMRESCO"), and the other entities designated as "Borrowers" on the signature pages hereof (collectively, "Borrowers"), NationsBank of Texas, N.A., a national banking association, as agent ("Agent") for the Lenders (as defined in the Loan Agreement (defined below)), the Lenders and the New Lenders (defined below).


                      W I T N E S S E T H:

      WHEREAS, reference is made to the revolving credit facility in the original aggregate principal amount of $200,000,000, governed by that certain First Amended and Restated Revolving Loan Agreement (the "Loan Agreement") dated April 25, 1996, executed by and among certain Lenders (the "Existing Lenders"), Agent and Borrowers (each term used herein but not otherwise defined herein shall be defined as set forth in the Loan Agreement); and

     WHEREAS, Comerica Bank - Texas, a state banking association, Bank United of Texas, a federal savings bank, and The Nippon Credit Bank, Ltd., New York Branch, a Japanese corporation
(collectively, "New Lenders") have each agreed to become a "Lender" as defined in the Loan Agreement and the other Loan Documents; and

      WHEREAS, Borrowers and Existing Lenders have requested that certain additional changes be made to the Loan Agreement; and

      WHEREAS, Borrowers, Agent, New Lenders and Existing Lenders desire to amend the Loan Agreement and Schedule I and Exhibit I thereto to reflect the increase in the Available Commitment resulting from the addition of the New Lenders and the additional changes agreed to by the parties.

                       A G R E E M E N T:

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: That, for and in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent, New Lenders and Existing Lenders hereby agree as follows:

      1. Modification of Schedule I; Execution of Additional Notes. Borrowers, Agent, New Lenders and Existing Lenders hereby agree that Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto and incorporated herein by reference for all purposes. Borrowers shall pay to each of the New Lenders on the date hereof the Participation Fees required to be paid to each such Lender as noted on Schedule I attached hereto. In addition, Borrowers shall  execute  and  deliver to Agent (for delivery  to  the  New
Lenders) a Note in favor of each New Lender to reflect the addition of each such New Lender to Schedule I. Notwithstanding the foregoing amendments, Borrowers have requested that the Existing Lenders continue in effect any Alternate Currency Advances existing on the date hereof. To accommodate Borrowers' request, the Existing Lenders and the New Lenders agree that the Existing Lenders shall, until the expiration of the related Interest Period, continue in effect (except as otherwise provided by the Loan Agreement) any Alternate Currency Advances outstanding as of the date hereof and shall be entitled to receive (in accordance with the Existing Loan Percentages) all interest and principal which is paid by Borrowers related to such Alternate Currency Advances.

      2.   References to Lockbox and Lockbox Account.  Borrowers,
Agent, New Lenders and Existing Lenders hereby agree that the following paragraph is hereby added to the end of Section 5.7 of the Loan Agreement:

     (c) Notwithstanding anything herein to the contrary, Agent shall be entitled to establish, in lieu of the lock-box arrangement otherwise described in this Section 5.7, a trust or similar account arrangement in those countries where lock-box arrangements are not commonly used. Without limiting
     the   generality  of  the  previous  sentence,  Lenders  and
     Borrowers agree that AMRESCO UK Holdings Limited, AMRESCO UK Ventures Limited, AMRESCO UK Limited and Old Midland House Limited shall not be subject to the previous provisions of
     this   Section  5.7,  but  shall  be  subject   to   similar
     obligations with respect to any "Trust Account" established by or for the benefit of such Borrowers in the United Kingdom as set forth in Clause 6 of that certain Composite Guarantee and Debenture dated June 7, 1996, executed by and among each of such Borrowers and Agent.

     3. Modification of Section 10.6. Pursuant to Section 10.6 of the Loan Agreement, Borrowers, Agent and the Lenders have agreed that upon the occurrence and continuance of a Default or Event of Default, "[I]f the Required Lenders cannot agree on a course of action to be taken within sixty (60) days following Agent's initial recommendation, Agent shall thereafter take such action as Agent deems advisable to enforce the Rights of
Lenders." Notwithstanding anything herein or in the Loan Agreement to the contrary (including in Section 10.6 thereof), Borrowers, Agent and the Lenders hereby agree that, if, after Agent has begun taking action pursuant to the immediately preceding sentence, the Required Lenders do agree on a course of action contrary to that being taken by Agent, Agent shall change its course of action so as to follow the course of action agreed to by the Required Lenders.

      4. Modification of Exhibit I. Borrowers, Agent, New Lenders and Existing Lenders hereby agree that Exhibit I to the Loan Agreement (Asset Portfolio Reports) is hereby deleted in its entirety and replaced with Exhibit I attached hereto and incorporated herein by reference for all purposes.

       5.     Representations,  Warranties  and   Agreements   of
Borrowers. Each Borrower hereby represents and warrants to, and agrees with, Agent, New Lenders and Existing Lenders as follows:

          (a) Authorization. The execution and delivery of this Agreement and each other document executed herewith and the performance of all covenants contemplated herein and therein have been duly authorized by each Borrower and will not violate the articles of incorporation, bylaws or partnership agreement, as applicable, of any Borrower or any other material agreement to which any Borrower is a party, and the consent of no other party or parties is required.

           (b) No Claims or Defenses. No Borrower has any offsets, claims, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Credit
Facility, the Loan Documents, the modifications of the Credit Facility pursuant to this Agreement, any document executed in connection herewith or otherwise.

          (c) Binding Obligation. This Agreement and each other document executed in connection herewith has been duly and validly executed and delivered by each Borrower and constitutes a valid and legally binding obligation of each Borrower enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally.

      6. Confirmation By New Lenders. Each New Lender hereby confirms and acknowledges that, except as specifically set forth herein, Agent: (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the value or condition of, or title to, the Assigned Credit Facility or any other Collateral, or the financial condition of any Borrower; and (iii) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by any Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

     7. Agreements of New Lenders. Each New Lender hereby: (i) appoints Agent as the Agent under the Loan Agreement and the other Loan Documents and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to Agent by the terms thereof; (ii) confirms that it has received a copy of the Loan Documents, together with copies of such financial statements of Borrowers and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon Agent, any Lender or any other Person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, subject to and in accordance with Article X of the Loan Agreement; (iv) agrees with Agent for the benefit of each Lender and Borrower and any other Person that it will perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and that it shall be liable directly to Agent, Borrowers, each Lender or any other Person for the performance of such obligations;
(v) agrees not to disclose any financial information of the Borrowers or other confidential information regarding the Credit Facility as and to the extent provided in Section 7.3 of the Loan Agreement; (vi) agrees, as of the date hereof, that such New Lender shall be a "Lender" under the Loan Documents and, to the extent provided in this Agreement, and subject to the terms of
Article X of the Loan Agreement, shall have the rights and obligations of a Lender thereunder; and (vii) represents and warrants that such New Lender is legally authorized to enter into this Agreement.

      8. Non-Waiver of Rights or Remedies. Except as otherwise set forth herein, neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed
(a) a waiver of, or consent by Agent or any Lender to any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrowers' obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Agent or any Lender may have against any Borrower.

      9. Modification Expenses. Borrowers agree to pay all reasonable legal fees and other expenses of the Agent incurred in connection with the preparation and negotiation of this Agreement and each other document executed in connection herewith.

      10. Validity of Existing Documents. The Notes, the Loan Agreement and all other Loan Documents, as modified hereby and by the other documents executed in connection herewith, are each legal, valid, binding and enforceable in accordance with their respective terms, are each in full force and effect, and shall continue to inure to the benefit of and be binding upon each Borrower, Agent and each Lender, and their respective successors and assigns.

      11. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      12. Conforming Provisions. Any and all of the terms and provisions of the Notes, the Loan Agreement, the Security Documents and all of the other Loan Documents, are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications thereto set forth in this Agreement and each other document executed in connection herewith.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      14.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED  BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      15. Counterparts. This Agreement may be executed in a number of duplicate counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement.

     16. NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH AND LOAN DOCUMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO
CONCERNING THE MATTERS SET FORTH HEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day, month and year first above written.

                         BORROWERS:

                                               AMRESCO,  INC.,  a
                         Delaware corporation, for itself and  as
                         agent  and attorney-in-fact for each  of
                         the  Borrowers  listed  on  Schedule   I
                         hereto


                         By:
                              Thomas J. Andrus,
                              Treasurer


                         AGENT:

                         NATIONSBANK OF TEXAS, N.A.,
                         a national banking association, as
                         Agent for Lenders


                         By:
                              Brian K. Schneider,
                              Vice President


                         EXISTING LENDERS:

                         NATIONSBANK OF TEXAS, N.A., a
                         national banking association


                         By:
                              Brian K. Schneider,
                              Vice President


                         MORGAN GUARANTY TRUST COMPANY OF
                         NEW YORK, a New York state bank


                         By:
                         Name:
                         Title:


                         BANK ONE, TEXAS, NA,
                         a national banking association


                         By:
                         Name:
                         Title:


                         WELLS FARGO BANK (TEXAS), N.A.,
                         a    national    banking    association,
                         successor  by merger to First Interstate
                         Bank of Texas, N.A.


                         By:
                         Name:
                         Title:


                         NEW LENDERS:


                          COMERICA BANK - TEXAS, a state  banking
                          association


                         By:
                         Name:
                         Title:

                         BANK UNITED OF TEXAS, a federal savings bank


                         By:
                         Name:
                         Title:


                         THE  NIPPON CREDIT BANK, LTD., New  York
                         Branch, a Japanese corporation


                         By:
                         Name:
                         Title: